SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         Current Report


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
              February 15, 2000 (February 15, 2000)


                KANSAS CITY POWER & LIGHT COMPANY
     (Exact name of registrant as specified in its charter)



                              1-707
                    (Commission file number)


         MISSOURI                                     44-0308720
(State of other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification No.)


                           1201 Walnut
                  Kansas City, Missouri  64106
            (Address of principal executive offices)


                         (816) 556-2200
      (Registrant's telephone number, including area code)


                         NOT APPLICABLE
  (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit
     Number
     -------
        99      Presentation  materials  prepared  for   the
                financial community dated February 15, 2000.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KANSAS CITY POWER & LIGHT COMPANY

                              /s/Jeanie Sell Latz

                              Senior Vice President-Corporate Services


Date:     February 15, 2000